UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2022
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GENOCEA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36289	51-0596811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Acorn Park Drive, 5th Floor
Cambridge, MA 02140
(Address of principal executive offices, including zip code)
(617) 876-8191
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	GNCA	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As described in Item 8.01 below, on May 20, 2022, the Board of Directors of Genocea Biosciences, Inc. (the "Company") voted to wind down the Company's ongoing operations. On May 23, 2022, the Company delivered formal notice to The Nasdaq Stock Market, Inc. that the Company intends to voluntarily delist its common stock, par value $0.001 per share (the “Common Stock”), from the Nasdaq Capital Market (“Nasdaq”). The Company expects to file a Form 25 with the Securities and Exchange Commission (the “SEC”) on or about June 2, 2022, to effect the voluntary delisting of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting will be effective on or about June 12, 2022, ten days after the filing of the Form 25. Following the effectiveness of the delisting, the Company intends to file a Form 15 with the SEC to suspend its Exchange Act reporting obligations.
Also, on May 23, 2022, the Company received a letter from the Nasdaq Listing Qualifications department notifying the Company that it was not in compliance with the requirement of Nasdaq Marketplace Rule 5450(a)(1) for continued inclusion on The Nasdaq Capital Market as a result of the closing bid price for the Company’s common stock being below $1.00 for 30 consecutive business days.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the Company’s cessation of operations as described in Item 8.01 below, the employment of Thomas Davis, M.D., a named executive officer, was terminated effective May 20, 2022.
Item 8.01 Other Events.
On May 20, 2022, the Board of Directors voted to wind down the Company’s ongoing operations. In connection with the cessation of activities, the employment of the Company’s remaining employees, with the exception of those employees deemed necessary to complete an orderly wind down, will be terminated effective in May and June 2022. As previously announced, the Company had initiated a process to explore strategic alternatives to maximize shareholder value and had engaged professional advisors, including an investment bank to act as a strategic advisor in that process. The process did not result in the identification of any viable going-concern transactions. Given the Company's limited remaining resources, the Company cannot continue operations and believes that the only alternative is an orderly wind-down process. The Company has hired an advisor to assist in the wind-down process.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENOCEA BIOSCIENCES, INC.

By:	/s/ DIANTHA DUVALL
Diantha Duvall
Chief Financial Officer
(Principal Financial Officer)
Date: May 24, 2022